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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 14(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2002
                                                          -------------

                             DATA TRANSLATION, INC.
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             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State if Other Jurisdiction of Incorporation)

               0-21367                                  04-3332230
      ------------------------            ------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)

  100 Locke Drive, Marlborough, MA                        01752
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(Address of Principal Executive Offices)               (Zip Code)

                                 (508-481-3700)
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Information required by Item 304(a) (1) of Regulation S-K.

     (i) Arthur Andersen LLP was dismissed as the Registrant's independent accountants effective as of the close of business on June 28, 2002.

     (ii) The reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant at November 30, 2000 and November 30, 2001, and for the three years ended November 30, 2001, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the full Board of Directors of the Registrant. The Company has not yet appointed new independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through May 31, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and through May 31, 2002 there have been no reportable events (as defined in Regulation S-K
           Item 304(a)(1)(v)).

(b) The Registrant has requested that Arthur Andersen LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 28, 2002, is filed as Exhibit 16 to this form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND AXHIBITS.

(c)  Exhibits

EXHIBIT NO.    DESCRIPTION

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002.

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DATA TRANSLATION, INC.,
Dated: June 28, 2002


                                  By: /s/ Michael A. DiPoto
                                      ------------------------------------------
                                      Michael A. DiPoto, Chief Financial Officer